UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  April 26, 2004

                      GMACM Home Equity Loan Trust
                 Home Equity Loan-Backed Termed Notes,
                            Series 2004-HE2



New York (governing law of          333-110437-09     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


ITEM 5.  Other Events

On April 26, 2004 a distribution was made to holders of GMACM Home Equity Loan Trust Home Equity Loan-Backed Termed Notes, Series 2004-HE2.




  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Termed Notes, Series 2004-HE2, relating to the April 26, 2004 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
                      Home Equity Loan-Backed Termed Notes,
                                Series 2004-HE2

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President
              Date: 05/05/04


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Termed Notes, Series 2004-HE2, relating to the
               April 26, 2003 distribution.



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Home Equity Loan-Backed Term Notes, GMACM Series 2004-HE2
Payment Date 04/26/2004

Servicing Certificate                   Group 1
Beginning Pool Balance                  533,661,303.84
Beginning PFA                           177,887,101.28
Ending Pool Balance                     516,300,858.55
Ending PFA Balance                      177,887,101.28
Principal Collections                    17,360,445.29
Principal Draws                                      -
Net Principal Collections               17,360,445.29
Active Loan Count                              14,829

Interest Collections                     3,388,907.68

Weighted Average Loan Rate                   7.77500%
Weighted Average Net Loan                     7.2750%
Rate
Substitution Adjustment                          0.00
Amount



                              Beginning            Ending
Term Notes                    Balance              Balance          Factor            Principal
Class A-1A                    82,629,000.00        75,557,741.70    0.9144216         7,071,258.30
Class A-1B                    70,897,000.00        70,897,000.00    1.0000000                 0.00
Class A-1C                   260,000,000.00       248,024,652.78    0.9539410        11,975,347.22
Class A-2                    152,808,000.00       152,808,000.00    1.0000000                 0.00
Class A-3                     34,034,000.00        34,034,000.00    1.0000000                 0.00
Class A-4                     66,708,000.00        66,708,000.00    1.0000000                 0.00
Class A-IO                    94,000,000.00        94,000,000.00                              0.00

Class M1                      37,356,000.00        37,356,000.00    1.0000000                 0.00
Class M2                       7,116,000.00         7,116,000.00    1.0000000                 0.00


                                                    Interest          Security
Term Notes  (con't)              Interest           Shortfalls           %          Coupon
Class A-1A                       71,887.23              0.00          0.10619       1.160%
Class A-1B                       64,339.03              0.00          0.09964       1.210%
Class A-1C                      232,050.00              0.00          0.34857       1.190%
Class A-2                       366,739.20              0.00          0.21475       2.880%
Class A-3                       120,253.47              0.00          0.04783       4.240%
Class A-4                       202,903.50              0.00          0.09375       3.650%
Class A-IO                      470,000.00              0.00          0.13211       6.000%

Class M1                        122,963.50              0.00           0.0525       3.950%
Class M2                         23,304.90              0.00             0.01       3.930%


Certificates

Beginning Overcollateralization Amount            405.12
Overcollateralization Amount Increase       1,686,160.22
(Decrease)
Outstanding Overcollateralization Amount    1,686,565.34
Overcollateralization Target Amount         7,115,484.05

Credit Enhancement Draw Amount                      0.00
Unreimbursed Prior Draws                            0.00


                                                                      Number             Percent
                                 Balance                              of Loans           of Balance
Delinquent Loans (30 Days)       1,024,483.35                         39                 0.20%
Delinquent Loans (60 Days)                  -                         0                  0.00%
Delinquent Loans (90 Days)                  -                         0                  0.00%
Delinquent Loans (120 Days)                 -                         0                  0.00%
Delinquent Loans (150 Days)                 -                         0                  0.00%
Delinquent Loans (180+ Days)                -                         0                  0.00%
REO                                         -                         0                  0.00%
Bankruptcy                                  -                         0                  0.00%
Foreclosure                                 -                         0                  0.00%


                                                Liquidation To-Date
Beginning Loss Amount                           0.00
Current Month Loss Amount                       0.00
Current Month Prinicpal Recovery                0.00
Net Ending Loss Amount                          0.00                        0.00

                                                Net Recoveries to Date
Beginning Net Principal Recovery Amount         0.00
Current Month Net Principal Recovery Amount     0.00
Ending Net Principal Recovery Amount            0.00


                                                Special Hazard                  Fraud              Bankruptcy
Beginning Amount                                0.00                            0.00               0.00
Current Month Loss Amount                       0.00                            0.00               0.00
Ending Amount                                      -                               -                  -

Liquidation Loss Distribution Amounts           0.00
Extraordinary Event Losses                      0.00
Excess Loss Amounts                             0.00


Capitalized Interest Account
Beginning Balance                               1,270,305.20
Withdraw relating to Collection Period          0.00
Interest Earned (Zero, Paid to Funding          0.00
Account)
Interest for Initial Payment                   (356,268.14)
Total Ending Capitalized Interest Account       914,037.06
Balance
Interest earned for Collection Period           0.00
Interest withdrawn related to prior             0.00
Collection Period


Prefunding Account
Beginning Balance                               177,887,101.28
Additional Purchases during Revolving Period    0.00
Excess of Draws over Principal Collections      0.00
Ending PFA Balance to Noteholders               0.00
Total Ending Balance as of Payment Date         177,887,101.28
Interest earned for Collection Period           0.00
Interest withdrawn related to prior             0.00
Collection Period

Current Month Repurchases Units                 0
Current Month Repurchases ($)                   -




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